UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	November 7, 2017

DARLING INGREDIENTS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 O’CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS	75038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On November 7, 2017, Darling Ingredients Inc. (the “Company”) issued a press release announcing financial results for the third quarter ended September 30, 2017. A copy of this press release is attached hereto as Exhibit 99.1.

The Company will hold a conference call and webcast on Wednesday, November 8, 2017 to discuss these financial results. The Company will have a slide presentation available to augment management’s formal presentation, which will be accessible via the investor relations section of the Company’s website. A copy of this slide presentation is attached hereto as Exhibit 99.2.

The Company is making reference to non-GAAP financial measures in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

The information in this Item 2.02, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On November 7, 2017, the Company issued a press release announcing the initiation of an engineering and construction cost review to analyze an additional expansion project at the Diamond Green Diesel (DGD) facility in Norco, Louisiana.  DGD is the Company’s joint venture with Valero Energy Corporation.  A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release dated November 7, 2017 (furnished pursuant to Item 2.02).
99.2	Slide Presentation for November 8, 2017 Earnings Call (furnished pursuant to Item 2.02).
99.3	Press Release dated November 7, 2017 regarding Diamond Green Diesel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INGREDIENTS INC.

Date: November 7, 2017	By:	/s/ John F. Sterling
John F. Sterling
Executive Vice President, General Counsel

EXHIBIT LIST

99.1	Press Release dated November 7, 2017 (furnished pursuant to Item 2.02).
99.2	Slide Presentation for November 8, 2017 Earnings Call (furnished pursuant to Item 2.02).
99.3	Press Release dated November 7, 2017 regarding Diamond Green Diesel.

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